UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2005

The St. Paul Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

385 Washington Street Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

(651) 310-7911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 31, 2005, The St. Paul Travelers Companies, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter ended December 31, 2004, the availability of the Company’s fourth quarter financial supplement on the Company’s web site and the results of the Company’s asbestos review.  The press release and the financial supplement are furnished as Exhibits 99.1 and 99.2 to this Report and are hereby incorporated by reference in this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 31, 2005, reporting results of operations and results of asbestos review (This exhibit is furnished and not filed.)
99.2	Fourth Quarter 2004 Financial Supplement of The St. Paul Travelers Companies, Inc. (This exhibit is furnished and not filed.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2005	THE ST. PAUL TRAVELERS COMPANIES, INC.

	By:	/s/ Bruce A. Backberg
		Name:	Bruce A. Backberg
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 31, 2005, reporting results of operations and results of asbestos review (This exhibit is furnished and not filed.)
99.2	Fourth Quarter 2004 Financial Supplement of The St. Paul Travelers Companies, Inc. (This exhibit is furnished and not filed.)